Filed by Royale Energy Holdings, Inc., Pursuant to Rule 425
under the Securities Act of 1933, as amended.
Subject Companies:  Royale Energy, Inc.,
Royale Energy Holdings, Inc., and
Matrix Oil Management Corporation
Date:  October 17, 2017
This filing relates to a proposed business
combination involving Royale Energy, Inc.,
Royale Energy Holdings, Inc., and
Matrix Oil Management Corporation
SEC File No. 333-216055

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 17, 2017
(Date of earliest event reported)

Royale Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-22750	33-02224120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ■          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.          □

Item 8.01.          Other Events

On October 17, 2017, Royale Energy, Inc. (“Royale”), and Matrix Oil Management Corporation (“Matrix”) jointly announced the successful completion of the Sansinena 9A-4 well in the press release filed as an exhibit to this Report.  This is the first well drilled in the Sansinena Field since Matrix acquired the field in June 2016.

Additional Information

On October 16, 2017, a Registration Statement on Form S-4/A of Royale Energy Holdings, Inc. (“Holdings”), was declared effective by the Securities and Exchange Commission.  The Registration Statement describes the proposed Agreement and Plan of Merger and Reorganization between Royale, Holdings, Royale Merger Sub, Inc., and Matrix Merger Sub, Inc. (two wholly-owned subsidiaries of Holdings), and Matrix Oil Management Corporation, (“Matrix”).  The Registration Statement also describes a series of related exchanges of Holdings common stock and Series B preferred stock with certain partnerships and debt holders affiliated with Matrix in exchange for their partnership interests and debt.  A copy of the Registration Statement is available at www.sec.gov under information filed by Holdings, File No. 333-216055.

The S-4/A which was filed by Royale Energy Holdings, Inc., on October 13, 2017, and declared effective on October 16, 2017, includes a definitive proxy statement of Royale relating to the proposed transaction and incorporates other relevant documents filed with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ROYALE, MATRIX AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov .  In addition, the documents filed with the SEC by Royale can be obtained free of charge from Royale’s website at www.royl.com.

Participants in the Solicitation

Royale and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Royale in respect of the proposed transaction.  Information regarding Royale’s directors and executive officers is available in its annual report on Form 10-K/A for the year ended December 31, 2016, as amended, which was filed with the SEC on April 28, 2017, and its quarterly report on Form 10-Q for the period ended June 30, 2017, which was filed with the SEC on August 10, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.          Financial Statements and Exhibits

Exhibit 99.1          Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: October 20, 2017	By:	/s/ Jonathan Gregory
	Name:	Jonathan Gregory
	Title:	Chief Executive Officer